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                                                                   EXHIBIT 10.35


                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT ("Agreement") is dated as of January 28, 2002, and is executed by RONALD A. POTTS ("Guarantor") in favor of TANIKA CONSULTING GROUP, INC. ("Lender").

         Lender has made a loan to Oasis Group, Inc., a Georgia corporation ("Oasis"), in the original principal amount of $50,000 (the "Loan"). The Loan and the obligation to repay the Loan are represented by a Promissory Note made by Oasis in favor of Lender and dated as of the date of this Agreement (the "Promissory Note"). In order to induce lender to make the Loan and accept the Promissory Note, Guarantor has agreed to execute and enter into this Agreement.

         In consideration of the mutual agreements set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. GUARANTY. Guarantor hereby unconditionally guarantees to the Lender (a) the full and prompt payment when due, whether by acceleration or otherwise, with such interest as may accrue thereon, either before or after maturity thereof, of the Promissory Note, and (b) the full and prompt payment and performance of any and all other obligations of Borrower to Lender under any other documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Promissory Note. Guarantor does hereby agree that if the Promissory Note is not paid by Borrower in accordance with their terms or if any and all sums which are now or may hereafter become due from Borrower to Lender under the Promissory Note is not paid by Borrower in accordance with their terms, Guarantor will immediately make such payments. Guarantor further agrees to pay Lender all expenses (including reasonable attorney fees) paid or incurred by Lender in endeavoring to collect the indebtedness, to enforce the obligations of Borrower guaranteed hereby, or any portion thereof, or to enforce this Guaranty.

         2. ACTION BY LENDER. Guarantor hereby consents and agrees that Lender may at any time, and from time to time, without notice to or further consent from Guarantor, either with or without consideration, substitute for any collateral so held by it, other collateral of like kind or of any kind; agree to modify the terms of the Promissory Note; extend or renew obligations evidenced by the Promissory Note for any period; grant releases, compromises and indulgences with respect to the Promissory Note and to any persons or entities now or hereafter liable thereunder or hereunder; release any Guarantor or any other guarantor or endorser of the Promissory Note; or take or fail to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Promissory Note, or any security for the payment of the indebtedness of Borrower to Lender or for the performance of any obligations or undertakings of Borrower, nor any course of dealing with Borrower or any other person, shall release Guarantor's obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against Lender. The provisions of this Guaranty shall extend and be applicable to all renewals, amendments, extensions, consolidations or modifications of the Promissory Note, and any and all references herein to the Promissory Note shall be deemed to include any such renewals, extensions, amendments, consolidations or modifications thereof.



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         3.       WAIVERS. Guarantor hereby waives and agrees not to assert or take advantage of (a) the defense of the statute of limitations in any action hereunder or for the collection of the indebtedness or the performance of any obligation hereby guaranteed; (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of Guarantor or any other person or entity, or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy or any other proceeding) of Borrower or any other person or entity; (c) any defense based on the failure of Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of any other person whomsoever, in connection with any obligation hereby guaranteed; (d) any defense based upon an election of remedies by Lender which destroys or otherwise impairs any subrogation rights of Guarantor or the right of Guarantor to proceed against Borrower for reimbursement, or both; (e) any defense based upon failure of Lender to commence an action against Borrower; (f) any duty on the part of Lender to disclose to Guarantor any facts it may now or hereafter know regarding Borrower; (g) acceptance or notice of acceptance of this Guaranty by Lender; (h) notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed;
(i) protest and notice of dishonor or of default to Guarantor or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed; (j) any and all other notices whatsoever to which Guarantor might otherwise be entitled; (k) any defense based on lack of due diligence by Lender in collection, protection or realization upon any collateral securing the indebtedness evidenced by the Promissory Note; and (l) any other legal or equitable defenses whatsoever to which Guarantor might otherwise be entitled.

         4. CLASSIFICATION OF GUARANTY. This is a guaranty of payment and performance and not of collection. The liability of Guarantor under this Guaranty shall be direct and immediate and not conditional nor contingent upon the pursuit of any remedies against Borrower or any other person, nor against securities or liens available to Lender, its successors, successors-in-title, endorsees or assigns. Guarantor waives any right to require that an action be brought against Borrower or any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person. In the event of a default under the Promissory Note, Lender shall have the right to enforce its rights, powers and remedies thereunder or hereunder or under any other instrument now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Promissory Note, in any order, and all rights, powers and remedies available to Lender in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, Guarantor hereby authorizes and empowers Lender upon acceleration of the maturity of the Promissory Note, at its sole discretion, and without notice to Guarantor, to exercise any right or remedy which Lender may have. If the indebtedness guaranteed hereby is partially paid by reason of the election of Lender, its successors, endorsees or assigns, to pursue any of the remedies available to Lender, or if such indebtedness is otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for the entire unpaid balance of the indebtedness guaranteed hereby, even though any rights which Guarantor may have against Borrower may be destroyed or diminished by the exercise of any such remedy. Until all of the obligations of Borrower to Lender have been paid and performed in full, Guarantor shall have no right of subrogation to Lender against Borrower, and Guarantor hereby waives any rights to enforce any


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remedy which Lender may have against Borrower and any rights to participate in any security for the Promissory Note.

         5. APPLICATION OF PAYMENTS. Guarantor hereby authorizes Lender, without notice to Guarantor, to apply all payments and credits received from Borrower or from Guarantor or realized from any security in such manner and in such priority as Lender in its sole judgment shall see fit to the indebtednesses, obligations and undertakings which are the subject of this Guaranty.

         6. GOVERNING LAW. Guarantor acknowledges that this Guaranty and the Promissory Note were negotiated, executed and delivered in the State of Georgia, and shall be governed and construed in accordance with the law of the State of Georgia.

         7. MODIFICATION; IRREVOCABILITY. This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Lender or any officer or agent of Lender, except in writing signed by a duly authorized officer of Lender and bearing the seal of Lender. This Guaranty shall be irrevocable by Guarantor so long as the Promissory Note shall remain in effect and until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Promissory Note have been completely performed.

         8. NOTICES. Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Guaranty must be given in accordance with the terms and provisions of the Stock Purchase Agreement.

         9. BINDING EFFECT. The provisions of this Guaranty shall be binding upon the Guarantor and his successors, successors-in-title, heirs, legal representatives and assigns and shall inure to the benefit of Lender, its successors, successors-in-title, heirs, legal representatives and assigns. This Guaranty shall in no event be impaired by any change which may arise by reason of the dissolution of Borrower.

         10. EXECUTION. Guarantor has executed this Guaranty individually and not as a partner of Borrower.

         11. LEGALITY. If from any circumstances whatsoever fulfillment of any provisions of this Guaranty, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Guaranty that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. The provisions of this paragraph shall control every other provision of this Guaranty.

         12. ASSIGNMENT. The Guaranty is assignable by Lender, and any full or partial assignment hereof by Lender shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Lender and so assigned by Lender.

     [Remainder of page intentionally left blank. Signature on next page.]


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                     [Signature page of Guaranty Agreement.]

         IN WITNESS WHEREOF, Guarantor has executed this Agreement as of the date first above written.



                                       GUARANTOR:

                                       /s/ Ronald A. Potts
                                       -------------------------------------
                                       Ronald A. Potts, Individually


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